                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Russell G. Cleary
                                   -----------------------------------
                                   Russell G. Cleary

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ James J. Howard
                                   -----------------------------------
                                   James J. Howard

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Joel W. Johnson
                                   -----------------------------------
                                   Joel W. Johnson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Jerry W. Levin
                                   -----------------------------------
                                   Jerry W. Levin

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Reuben F. Richards
                                   -----------------------------------
                                   Reuben F. Richards

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Richard L. Schall
                                   -----------------------------------
                                   Richard L. Schall

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Roland Schulz
                                   -----------------------------------
                                   Roland Schulz

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Philip L. Smith
                                   -----------------------------------
                                   Philip L. Smith

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Hugo Uyterhoeven
                                   -----------------------------------
                                   Hugo Uyterhoeven

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 3,000,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Stock Incentive Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of December, 1996.




                                   /s/ Albrecht Woeste
                                   -----------------------------------
                                   Albrecht Woeste